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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 26, 2001


                                  PFSWEB, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                 000-28275         75-2837058
               (State or other          (Commission       (I.R.S. Employer
               jurisdiction of          File Number)      Identification
               incorporation)                             Number)


        500 NORTH CENTRAL EXPRESSWAY, PLANO, TX                   75074
       (Address of principal executive offices)                 (Zip Code)

            Registrant's telephone number, including area code: (972) 881-2900

                                      NONE
          (Former name or former address, if changed since last report)



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Item 4.           Changes in Registrant's Certifying Accountant

         (a)      Previous independent accountants

                  (i) On February 26, 2001, PFSweb, Inc. and Arthur Andersen LLP terminated their client-auditor relationship.

                  (ii) The reports of Arthur Andersen LLP on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The Audit Committee of the Board of Directors of the Company approved the decision to change independent accountants.

                  (iv) In connection with its audits for the two most recent fiscal years and through February 26, 2001, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

                  (v) During the two most recent fiscal years and through February 26, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi) The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 2, 2001, is filed as Exhibit 16 hereto.

         (b)      New independent accountants

                  The Company appointed KPMG LLP as its new independent accountants as of February 26, 2001.

Item 7.           Exhibits

         (c)      Exhibits.

                  16. Letter from Arthur Andersen LLP to the Securities and Exchange Commission regarding change in certifying accountant.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PFSweb, INC.



Dated:  March 2, 2001                        By: /s/ THOMAS J. MADDEN
                                                -------------------------------
                                                Thomas J. Madden
                                                Executive Vice President, Chief
                                                Financial and Accounting Officer



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                                  EXHIBIT INDEX




EXHIBIT
NUMBER            EXHIBIT
------            -------
16                Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission regarding change in certifying accountant.